SCM Trust

(the “Trust”)

Shelton Tactical Credit Fund

Shelton International Select Equity Fund

Shelton Emerging Markets Fund

(the “Fund”)

Supplement dated August 20, 2025 to the

Prospectus and Statement of Additional Information (“SAI”), each dated

May 1, 2025

The following changes to the Prospectus are effective immediately:

Effective August 14, 2025, William Mock no longer serves as a Portfolio Manager of the Shelton Tactical Credit Fund. Accordingly, all references to Mr. Mock in the Prospectus are hereby deleted in their entirety.

The MSCI All-Country World ex USA Small Cap Index is added as an additional index of the Shelton International Select Equity Fund.

The first two sentences in the second paragraph of the discussion of the Shelton International Select Equity Fund’s Principal Investment Strategies on page 7 of the Prospectus as well as the first two sentences in the second paragraph of the discussion of the “Investment Objectives and Principal Strategies – Shelton International Select Equity Fund” on page 17 of the Prospectus are hereby deleted and replaced with the following:

“Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a universe of stocks listed within the MSCI ACWI ex USA index, and the MSCI All-Country World ex USA Small Cap Index as well as those in other developed, emerging, and frontier markets.”

The following changes to the SAI are effective immediately:

Effective August 14, 2025, William Mock no longer serves as Treasurer of the Trust. The Board of Trustees of the Trust appointed Trevor Shippee to serve as Treasurer of the Trust effective August 14, 2025. Accordingly, all references to Mr. Mock in the SAI are deleted, and the following information is added to the “Officers” table in the SAI:

OFFICERS
Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation During Past 5 Years
Trevor Shippee* 1991	Treasurer	Since 2025	Director, Investment Operations, Shelton Capital Management 2021 to present; Associate of Business Development, Pacific Current Group, 2018-2021

Please retain this supplement with your Prospectus and SAI